Exhibit 10.7

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                                   (Seal)
Name: Black Sands Int. LLC         Instrument #9550999
Address: 7008 E. Gold              Official Records of Yavapai County
Dust, #21, Scottsdale              Margo W. Carson
C/S/Z: AZ 85253                    Request of:
                              Black Sands International
                              Date: 10/03/95     Time: 09:40
                              Fee: 5.00 SC: 4.00 PT 1.00
                              Book 3087 Page 087 Pages: 001

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                                 QUIT CLAIM DEED

KNOWN ALL MEN BY THESE PRESENTS:

     That I, Robert L. Langguth, the undersigned, for the consideration of Ten Dollars ($10.00), and other valuable considerations, do hereby release, remise, and forever quitclaim unto Black Sands International, LLC, all right, title and interest in the certain Property situated in Yavapai County, State of Arizona, and described as follows:

         Weaver #1, AMC 318082 a mining claim located in the N.W. 1/4, Sec 5 T9N R4W recorded in Yavapai County
         Book 2429, Pg. 508

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of September, 1995.

ROBERT L. LANGGUTH                                   (Signature)

State of Arizona       )                           ACKNOWLEDGMENT
                       ) ss.
County of Maricopa     )

     On this 1st day of September 1995, before me, the undersigned Notary Public, personally appeared Robert L. Langguth, known to me to be the individual who executed the foregoing instrument and acknowledged the same to be his free act and deed.

My Commission Expires: July 8, 1999            (Signature) Claudia Cabrena
                                               Notary Public

                                                          (Seal)